SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2005

THE AMACORE GROUP, INC.
(Formerly Eye Care International, Inc.)
(Exact name of registrant as specified in its charter)

DELAWARE	0-27889	59-3206480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1511 North Westshore Boulevard,
Suite 925
Tampa, Florida	33607
(Address of principal executive offices)	(Zip Code)

(813) 289-5552
(Registrant’s telephone number, including area code)

Eye Care International, Inc.
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d -2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e -4(c))

Item 8.01.       Other Events and Regulation FD Disclosure.

(a) On June 23, 2005, The Amacore Group, Inc. issued a press release announcing a strategic joint marketing agreement with Careington International. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.       Financial Statements and Exhibits

(a)	Financial Statements. Not Applicable.

(b)	Exhibits.

99.1	Press Release entitled “The Amacore Group and Careington International Enter Into Strategic Joint Marketing Agreement”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

THE AMACORE GROUP, INC.

By:	/s/ James L. Koenig
James L. Koenig Acting Chief Financial Officer

Dated: June 23, 2005
Tampa, Florida